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                                                                    Exhibit 32.2


                                  CERTIFICATION
                 Pursuant to 18 United States Code Section 1350

     The undersigned hereby certifies that the Annual Report on Form 10-K for the year ended December 31, 2003 of Jafra Worldwide Holdings (Lux) S.aR.L. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ MICHAEL A. DIGREGORIO
                                 -------------------------------------------
                                 Michael A. DiGregorio
                                 Senior Vice President and Chief Financial
                                 Officer of the Advisory Committee


March 30, 2004